UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 20, 2022

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill

Baltimore, MD

21244

(Address of principal executive offices)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNXA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2022, Connexa Sports Technologies Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, since the Company has not yet filed its Quarterly Report on Form 10-Q for the period ended October 31, 2022 (“Second Quarter 10-Q”), it does not comply with Nasdaq Listing Rule 5250(c)(1) for continued listing. As previously disclosed, the Company received a letter from Nasdaq on August 16, 2022 regarding the Company not filing its annual report for the fiscal year ended April 30, 2022 on Form 10-K (the “FY 2022 10-K), a letter from Nasdaq on September 22, 2022 regarding the Company not filing its quarterly report on Form 10-Q for the three-month period ended July 31, 2022 (the “First Quarter 10-Q”), and a letter from Nasdaq on October 10, 2022 indicating that the Company’s common stock is subject to potential delisting from Nasdaq because, for a period of 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing under Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”).

Previously, Nasdaq had granted the Company until January 31, 2023 to file its delinquent FY 2022 10-K and the First Quarter 10-Q. As a result, any additional Nasdaq exception to allow the Company to regain compliance with all delinquent filings, including, but not limited to the Second Quarter 10-Q, will be limited to a maximum of 180 calendar days from January 31, 2023. As a result of this additional delinquency, the Company must submit an update to its original plan to regain compliance with respect to the filing requirement. The Company expects and intends to submit to Nasdaq an updated compliance plan by or before January 4, 2023.

Nasdaq has also granted the Company until April 10, 2023, to regain compliance with the Bid Price Rule.

Item 7.01 Regulation FD Disclosure.

A press release, dated December 23, 2022, disclosing the Company’s receipt of the Nasdaq notification letter dated December 20, 2022 is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 23, 2022

104	Cover Page Interactive File, formatted in Inline XBRL.

Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), including statements regarding the Company’s ability to complete the filing of the FY 2022 10-K, the First Quarter 10-Q and the Second Quarter 10-Q within the period prescribed by Nasdaq. These statements are based on current expectations as of the date of this current report and involve a number of risks and uncertainties, which may cause results to differ materially from those indicated by these forward-looking statements. These risks include, without limitation, risks related to the auditor’s ability to timely complete the FY 2022 10-K audit, and its reviews of the First Quarter 10-Q and the Second Quarter 10-Q. Any reader of this current report is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this current report, except as required by applicable laws or regulations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNEXA SPORTS TECHNOLOGIES INC.

Dated: December 23, 2022	By:	/s/ Mike Ballardie
Chief Executive Officer

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